Exhibit 99.1

Occidental Petroleum Announces 3rd Quarter 2017 Results

•                 Continued progress toward breakeven plan that sustains dividends and growth capital

•                 Permian Resources achieves record well results across multiple development areas and benches

•                 Permian EOR record production of 153,000 BOE per day due to increased Seminole San Andres CO2 unit production

•                 Reported EPS of $0.25 per diluted share and core EPS of $0.18 per diluted share

HOUSTON — November 1, 2017 — Occidental Petroleum Corporation (NYSE:OXY) today announced reported net income of $190 million, or $0.25 per diluted share, for the third quarter of 2017, compared with $507 million, or $0.66 per diluted share, for the second quarter of 2017. Core income for the third quarter of 2017 was $137 million, or $0.18 per diluted share, compared with $119 million, or $0.15 per diluted share, for the second quarter of 2017. Hurricane Harvey impacted third quarter income by $70 million in the Chemical and Midstream segments and reduced average daily production by 1,000 barrels of oil equivalent (BOE) in our Permian Resources operations.

“Even with the financial impacts from Hurricane Harvey, we showed significant progress across all our segments toward our pathway to breakeven after dividend and production growth,” said President and Chief Executive Officer Vicki Hollub. “We are particularly excited by our achievements in the Permian Basin. Our teams delivered basin-leading well results across multiple development areas and benches in Permian Resources and realized immediate operational improvements from our recent acquisition in the EOR business. These efforts further de-risk our breakeven plan.”

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 600,000 BOE for the third quarter of 2017, compared to 601,000 BOE in the second quarter of 2017. Adjusted to exclude South Texas properties sold in April, average daily production volumes from ongoing operations were higher by 6,000 BOE. Permian Resources average daily production volumes improved from the prior quarter by 1,000 BOE to 139,000 BOE in the third quarter of 2017 due to increased drilling activity and well productivity, partially offset by the sale of non-core unconventional acreage in the third quarter and impact from Hurricane Harvey. Permian Resources achieved record well results across multiple benches. Five New Mexico 3rd Bone Spring wells had an average 30-day rate of 3,780 BOE per day. One New Mexico 2nd Bone Spring well had a 30-day rate of 4,500 BOE per day. Average daily production for Permian EOR increased by 7,000 BOE from the prior quarter to 153,000 BOE in the third quarter of 2017 partially due to production from the EOR properties acquired in the third quarter. Since gaining operatorship, average daily gross production has increased 2,300 BOE in the Seminole San Andres CO2 unit.

Oil and gas pre-tax income for the third quarter of 2017 was $220 million, compared to $627 million for the prior quarter. Third quarter income reflected net gains on sales of domestic assets of $81 million, while second quarter income included net gains on sales of domestic assets of $510 million. Excluding the gains on sales, oil and gas income for the third quarter of 2017 was slightly higher than the prior quarter, due to improved operating costs and higher realized NGL prices, partially offset by lower domestic gas sales volumes.

For the third quarter of 2017, average WTI and Brent marker prices were $48.21 per barrel and $52.18 per barrel, respectively. Average worldwide realized crude oil prices were $46.19 per barrel for the third quarter of 2017, a decrease of 1 percent compared with the second quarter of 2017. Average worldwide realized NGL prices were $20.73 per barrel in the third quarter of 2017, an improvement of 10 percent compared to the second quarter of 2017. Average domestic realized natural gas prices were $2.15 per MCF in the third quarter of 2017, compared to $2.23 per MCF in the second quarter of 2017.

Chemical

Chemical pre-tax income for the third quarter of 2017 of $200 million was negatively impacted by Hurricane Harvey by approximately $60 million due to the temporary shutdown of chlorovinyl production, higher costs for plant maintenance and raw materials, and a lack of utilities. Favorable plant operations and lower raw material costs prior to Hurricane Harvey partially offset the negative impact of the storm. Compared to pre-tax income of $230 million in the second quarter of 2017, the decrease in third quarter earnings resulted primarily from lower sales volumes across most product lines and plant operations impacted by Hurricane Harvey, partially offset by higher realized caustic soda prices. Chemical generated over $425 million of operating cash flow in the third quarter of 2017, including our first dividend payment from the Ingleside ethylene cracker.

Midstream and Marketing

Midstream pre-tax income for the third quarter of 2017 was $4 million, compared to $119 million for the second quarter of 2017, which included a non-cash, fair-value gain on the Plains Pipeline equity investment of $94 million. Excluding the gain, the decrease in third quarter income, compared to the prior quarter, reflected the impact from Hurricane Harvey of approximately $10 million, along with lower mark-to-market on the marketing business and lower equity income from the Plains Pipeline.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2016 Form 10-K.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Richard A. Jackson
713-215-7235
richard_jackson@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 3 2017 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2016					2017
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190		$814
Reported EPS - Diluted ($/share)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06
Effective tax rate	36%	41%	11%	55%	40%	40%	36%	31%		35%

Core Income (Loss) ($ millions)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119	$137		$373
Core EPS - Diluted ($/share)	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18		$0.48
Effective tax rate	29%	41%	-6%	-29%	24%	40%	37%	29%		35%

Average Shares Outstanding
Basic (millions)	763.4	763.6	764	764.1	763.8	764.4	764.9	765.5		764.9
Diluted (millions)	763.4	763.6	764	764.1	763.8	765.2	765.9	766.4		765.7

Production - Reported
Total US (MBOE/D)	316	302	294	296	302	303	296	297		299
US oil (MBBL/D)	197	190	181	184	189	192	195	199		196
Worldwide (MBOE/D)	657	653	605	607	630	584	601	600		595
Worldwide sales (MBOE/D)	651	660	609	607	632	583	603	600		595

Production - Ongoing Operations
Total US (MBOE/D)	278	274	268	272	273	278	289	297		288
US oil (MBBL/D)	194	187	179	183	186	190	195	199		195
Worldwide (MBOE/D)	561	581	579	583	575	559	594	600		584
Worldwide sales (MBOE/D)	555	588	583	583	577	558	596	600		584

Realizations
Worldwide oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04	$46.55	$46.19		$47.23
Worldwide NGL ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59	$18.90	$20.73		$20.37
Domestic gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68	$2.23	$2.15		$2.38

Cash Flows ($ millions)
Operating before working capital	$822	$935	$614	$998	$3,369	$1,049	$1,033	$1,081		$3,163
Working capital changes	(316)	(195)	51	71	(389)	(389)	83	(4)		(310)
Other, net	(367)	63	(9)	(148)	(461)	(8)	737	(7)		722
Operating - continuing operations	$139	$803	$656	$921	$2,519	$652	$1,853	$1,070		$3,575
Capital expenditures	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)	$(779)	$(947)		$(2,478)

		2016					2017
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(61)	$(302)	$(574)		$117	$624	$814
Reported EPS - Diluted ($/share)	$0.10	$(0.08)	$(0.40)	$(0.75)		$0.15	$0.81	$1.06
Effective tax rate	36%	38%	31%	40%		40%	37%	35%

Core Income (Loss) ($ millions)	$(426)	$(562)	$(674)	$(771)		$117	$236	$373
Core EPS - Diluted ($/share)	$(0.56)	$(0.74)	$(0.88)	$(1.01)		$0.15	$0.31	$0.48
Effective tax rate	29%	32%	28%	24%		40%	38%	35%

Average Shares Outstanding
Basic (millions)	763.4	763.5	763.7	763.8		764.4	764.7	764.9
Diluted (millions)	763.4	763.5	763.7	763.8		765.2	765.5	765.7

Production - Reported
Total US (MBOE/D)	316	309	304	302		303	300	299
US oil (MBBL/D)	197	193	189	189		192	194	196
Worldwide (MBOE/D)	657	655	638	630		584	593	595
Worldwide sales (MBOE/D)	651	656	640	632		583	593	595

Production - Ongoing Operations
Total US (MBOE/D)	278	276	273	273		278	284	288
US oil (MBBL/D)	194	190	186	186		190	193	195
Worldwide (MBOE/D)	561	571	573	575		559	577	584
Worldwide sales (MBOE/D)	555	572	575	577		558	577	584

Realizations
Worldwide oil ($/BBL)	$29.42	$34.46	$36.70	$38.73		$49.04	$47.77	$47.23
Worldwide NGL ($/BBL)	$10.86	$12.80	$13.58	$14.82		$21.59	$20.18	$20.37
Domestic gas ($/MCF)	$1.50	$1.48	$1.74	$1.90		$2.68	$2.48	$2.38

Cash Flows ($ millions)
Operating before working capital	$822	$1,757	$2,371	$3,369		$1,049	$2,082	$3,163
Working capital changes	(316)	(511)	(460)	(389)		(389)	(306)	(310)
Other, net	(367)	(304)	(313)	(461)		(8)	729	722
Operating - continuing operations	$139	$942	$1,598	$2,519		$652	$2,505	$3,575
Capital expenditures	$(687)	$(1,344)	$(1,986)	$(2,877)		$(752)	$(1,531)	$(2,478)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(578)	$(361)	$(341)	$(272)	$(1,552)	$(191)	$210	$(190)		$(171)
Foreign	99	267	295	304	965	418	422	413		1,253
Exploration	(6)	(23)	(5)	(15)	(49)	(7)	(5)	(3)		(15)
	(485)	(117)	(51)	17	(636)	220	627	220		1,067
Chemical	214	88	117	152	571	170	230	200		600
Midstream and Marketing	(95)	(58)	(180)	(48)	(381)	(47)	119	4		76
Segment Income (Loss)	(366)	(87)	(114)	121	(446)	343	976	424		1,743
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)		(244)
Other	(140)	(61)	(92)	(650)	(943)	(70)	(103)	(64)		(237)
Pre-tax Income (Loss)	(563)	(232)	(268)	(601)	(1,664)	195	792	275		1,262
Taxes
Federal and state	291	234	242	531	1,298	113	(79)	100		134
Foreign	(88)	(138)	(212)	(198)	(636)	(191)	(206)	(185)		(582)
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117	507	190		814
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-		-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190		$814

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06

Effective Tax Rate	36%	41%	11%	55%	40%	40%	36%	31%		35%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$23	$-	$59	$24	$106	$-	$510	$81		$591
Foreign	-	-	(61)	(9)	(70)	-	-	-		-
Exploration	-	-	-	-	-	-	-	-		-
	23	-	(2)	15	36	-	510	81		591
Chemical	88	-	-	-	88	-	-	-		-
Midstream and Marketing	-	-	(160)	-	(160)	-	94	-		94
Segment Income (Loss)	111	-	(162)	15	(36)	-	604	81		685
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	(78)	-	-	(541)	(619)	-	-	-		-
Pre-tax Income (Loss)	33	-	(162)	(526)	(655)	-	604	81		685
Taxes
Federal and state	32	1	36	210	279	-	(216)	(28)		(244)
Foreign	1	(1)	-	145	145	-	-	-		-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53		441
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-		-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53		$441

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(601)	$(361)	$(400)	$(296)	$(1,658)	$(191)	$(300)	$(271)		$(762)
Foreign	99	267	356	313	1,035	418	422	413		1,253
Exploration	(6)	(23)	(5)	(15)	(49)	(7)	(5)	(3)		(15)
	(508)	(117)	(49)	2	(672)	220	117	139		476
Chemical	126	88	117	152	483	170	230	200		600
Midstream and Marketing	(95)	(58)	(20)	(48)	(221)	(47)	25	4		(18)
Segment Income (Loss)	(477)	(87)	48	106	(410)	343	372	343		1,058
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)		(244)
Other	(62)	(61)	(92)	(109)	(324)	(70)	(103)	(64)		(237)
Pre-tax Income (Loss)	(596)	(232)	(106)	(75)	(1,009)	195	188	194		577
Taxes
Federal and state	259	233	206	321	1,019	113	137	128		378
Foreign	(89)	(137)	(212)	(343)	(781)	(191)	(206)	(185)		(582)
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119	$137		$373

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18		$0.49
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18		$0.48

Effective Tax Rate	29%	41%	-6%	-29%	24%	40%	37%	29%		35%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(372)	$(233)	$(219)	$(175)	$(999)	$(122)	$134	$(125)		$(113)
Foreign	5	111	141	118	375	243	222	240		705
Exploration	(6)	(23)	(5)	(14)	(48)	(5)	(4)	(2)		(11)
	(373)	(145)	(83)	(71)	(672)	116	352	113		581
Chemical	138	57	75	96	366	109	148	129		386
Midstream and Marketing	(56)	(26)	(101)	(17)	(200)	(24)	94	21		91
Segment Income (Loss)	(291)	(114)	(109)	8	(506)	201	594	263		1,058
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)		(244)
Other	(140)	(61)	(92)	(412)	(705)	(70)	(103)	(64)		(237)
Taxes	128	123	25	208	484	64	97	76		237
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117	507	190		814
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-		-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190		$814

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$15	$-	$38	$16	$69	$-	$328	$53		$381
Foreign	-	-	(61)	(7)	(68)	-	-	-		-
Exploration	-	-	-	-	-	-	-	-		-
	15	-	(23)	9	1	-	328	53		381
Chemical	56	-	-	-	56	-	-	-		-
Midstream and Marketing	-	-	(103)	-	(103)	-	60	-		60
Segment Income (Loss)	71	-	(126)	9	(46)	-	388	53		441
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	(78)	-	-	(338)	(416)	-	-	-		-
Taxes	73	-	-	158	231	-	-	-		-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53		441
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-		-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53		$441

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(387)	$(233)	$(257)	$(191)	$(1,068)	$(122)	$(194)	$(178)		$(494)
Foreign	5	111	202	125	443	243	222	240		705
Exploration	(6)	(23)	(5)	(14)	(48)	(5)	(4)	(2)		(11)
	(388)	(145)	(60)	(80)	(673)	116	24	60		200
Chemical	82	57	75	96	310	109	148	129		386
Midstream and Marketing	(56)	(26)	2	(17)	(97)	(24)	34	21		31
Segment Income (Loss)	(362)	(114)	17	(1)	(460)	201	206	210		617
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)		(244)
Other	(62)	(61)	(92)	(74)	(289)	(70)	(103)	(64)		(237)
Taxes	55	123	25	50	253	64	97	76		237
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119	$137		$373

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18		$0.49
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18		$0.48

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$0.02	$-	$0.05	$0.02	$0.09	$-	$0.43	$0.07		$0.50
Foreign	$-	$-	$(0.08)	$(0.01)	$(0.09)	$-	$-	$-		$-
Exploration	$-	$-	$-	$-	$-	$-	$-	$-		$-
Chemical	$0.07	$-	$-	$-	$0.07	$-	$-	$-		$-
Midstream and Marketing	$-	$-	$(0.13)	$-	$(0.13)	$-	$0.08	$-		$0.08
Corporate
Interest	$-	$-	$-	$-	$-	$-	$-	$-		$-
Other	$(0.10)	$-	$-	$(0.44)	$(0.54)	$-	$-	$-		$-
Taxes	$0.10	$-	$-	$0.21	$0.30	$-	$-	$-		$-
Discontinued Operations	$0.57	$-	$(0.01)	$(0.01)	$0.56	$-	$-	$-		$-
Total After-Tax Non-Core Adjustments	$0.66	$-	$(0.17)	$(0.23)	$0.26	$-	$0.51	$0.07		$0.58

Core Diluted Earnings Per Share	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18		$0.48

Average Diluted Shares Outstanding (millions)	763.4	763.6	764.0	764.1	763.8	765.2	765.9	766.4		765.7

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core earning (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2016					2017
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$48	$-	$59	$-	$107	$-	$510	$81		$591
Asset impairments and related items	-	-	-	24	24	-	-	-		-
Other	(25)	-	-	-	(25)	-	-	-		-
	23	-	59	24	106	-	510	81		591
Foreign
Asset impairments and related items	-	-	(61)	(9)	(70)	-	-	-		-
Total Oil and Gas	23	-	(2)	15	36	-	510	81		591

Chemical
Asset sale gains	88	-	-	-	88	-	-	-		-
Total Chemical	88	-	-	-	88	-	-	-		-

Midstream and Marketing
Asset and equity investment gains (losses)	-	-	-	-	-	-	94	-		94
Asset impairments and related items	-	-	(160)	-	(160)	-	-	-		-
Total Midstream	-	-	(160)	-	(160)	-	94	-		94

Corporate
Asset impairments and related items (a)	(78)	-	-	(541)	(619)	-	-	-		-
Total Corporate	(78)	-	-	(541)	(619)	-	-	-		-

Taxes (b)	33	-	36	355	424	-	(216)	(28)		(244)
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53		441
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-		-
Totals	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53		$441

			2016					2017
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$31	$-	$38	$-	$69	$-	$328	$53		$381
Asset impairments and related items	-	-	-	16	16	-	-	-		-
Other	(16)	-	-	-	(16)	-	-	-		-
	15	-	38	16	69	-	328	53		381
Foreign
Asset impairments and related items	-	-	(61)	(7)	(68)	-	-	-		-
Total Oil and Gas	15	-	(23)	9	1	-	328	53		381

Chemical
Asset sale gains	56	-	-	-	56	-	-	-		-
Total Chemical	56	-	-	-	56	-	-	-		-

Midstream and Marketing
Asset and equity sales gains (losses)	-	-	-	-	-	-	60	-		60
Asset impairments and related items	-	-	(103)	-	(103)	-	-	-		-
Total Midstream	-	-	(103)	-	(103)	-	60	-		60

Corporate
Asset impairments and related items (a)	(78)	-	-	(338)	(416)	-	-	-		-
Total Corporate	(78)	-	-	(338)	(416)	-	-	-		-

Taxes (b)	73	-	-	158	231	-	-	-		-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53		441
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-		-
Totals	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53		$441

(a) The Q4 2016 amount represented a reserve for doubtful accounts.

(b) The 2016 amount included benefits for relinquishment of foreign exploration blocks.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$1,275	$1,625	$1,660	$1,817	$6,377	$1,894	$1,848	$1,865		$5,607
Chemical	890	908	988	970	3,756	1,068	1,156	1,071		3,295
Midstream and Marketing	133	141	202	208	684	211	270	266		747
Eliminations	(175)	(143)	(202)	(207)	(727)	(216)	(214)	(203)		(633)
	2,123	2,531	2,648	2,788	10,090	2,957	3,060	2,999		9,016
Interest, dividends and other income	20	27	25	34	106	21	31	20		72
Gains on sale of assets and equity investments, net	138	-	60	4	202	-	512	86		598
	2,281	2,558	2,733	2,826	10,398	2,978	3,603	3,105		9,686

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,281	1,244	1,338	1,326	5,189	1,426	1,486	1,357		4,269
Depreciation, depletion and amortization	1,102	1,070	1,046	1,050	4,268	942	989	995		2,926
Selling, general and administrative and other operating expenses	272	338	316	404	1,330	272	352	352		976
Asset impairments and related items	78	-	221	526	825	13	-	11		24
Taxes other than on income	75	74	61	67	277	68	77	76		221
Exploration expense	9	27	9	17	62	11	8	8		27
Interest and debt expense, net	60	88	68	76	292	81	86	91		258
	2,877	2,841	3,059	3,466	12,243	2,813	2,998	2,890		8,701
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(596)	(283)	(326)	(640)	(1,845)	165	605	215		985
Benefit from (provision for) domestic and foreign income taxes	203	96	30	333	662	(78)	(285)	(85)		(448)
Income from equity investments	33	51	58	39	181	30	187	60		277
INCOME (LOSS) FROM CONTINUING OPERATIONS	(360)	(136)	(238)	(268)	(1,002)	117	507	190		814
Discontinued operations, net	438	(3)	(3)	(4)	428	-	-	-		-
NET INCOME (LOSS)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190		$814

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.47)	$(0.18)	$(0.31)	$(0.35)	$(1.31)	$0.15	$0.66	$0.25		$1.06
Discontinued operations, net	0.57	-	(0.01)	(0.01)	0.56	-	-	-		-
BASIC EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06

DILUTED EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25		$1.06

DIVIDENDS PER COMMON SHARE	$0.75	$0.75	$0.76	$0.76	$3.02	$0.76	$0.76	$0.77		$2.29

AVERAGE COMMON SHARES OUTSTANDING
BASIC	763.4	763.6	764.0	764.1	763.8	764.4	764.9	765.5		764.9
DILUTED	763.4	763.6	764.0	764.1	763.8	765.2	765.9	766.4		765.7

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2016				2017
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$3,176	$3,751	$3,180	$2,233	$1,494	$2,218	$1,806
Trade receivables, net	2,780	3,113	3,521	3,989	4,316	3,913	3,749
Inventories	997	906	927	866	1,005	920	1,007
Assets held for sale	-	-	-	-	162	558	-
Other current assets	1,284	1,202	1,083	1,340	1,261	466	483
Total current assets	8,237	8,972	8,711	8,428	8,238	8,075	7,045
INVESTMENTS
Investments in unconsolidated entities	1,301	1,360	1,420	1,401	1,436	1,572	1,526
Total investments	1,301	1,360	1,420	1,401	1,436	1,572	1,526
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,643	72,250	72,495	71,293	69,612	68,796	70,315
Accumulated depreciation, depletion and amortization	(40,138)	(41,212)	(42,076)	(38,956)	(37,607)	(37,330)	(38,250)
	31,505	31,038	30,419	32,337	32,005	31,466	32,065
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	975	1,025	1,080	943	786	869	807
TOTAL ASSETS	$42,018	$42,395	$41,630	$43,109	$42,465	$41,982	$41,443

CURRENT LIABILITIES
Current maturities of long-term debt	$2,000	$-	$-	$-	$500	$500	$500
Accounts payable	2,801	3,126	3,392	3,926	4,071	3,825	3,734
Accrued liabilities	2,025	2,141	2,296	2,436	2,155	2,050	2,128
Liabilities of assets held for sale	-	-	-	-	126	16	-
Total current liabilities	6,826	5,267	5,688	6,362	6,852	6,391	6,362
LONG-TERM DEBT, NET	5,608	8,331	8,333	9,819	9,322	9,324	9,326
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,642	1,646	1,411	1,132	1,031	1,059	978
Other	4,153	4,050	3,902	4,299	4,181	4,171	4,108
	5,795	5,696	5,313	5,431	5,212	5,230	5,086
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	179	179	179
Treasury stock	(9,128)	(9,136)	(9,143)	(9,143)	(9,143)	(9,149)	(9,154)
Additional paid-in capital	7,668	7,697	7,719	7,747	7,783	7,824	7,850
Retained earnings	25,375	24,661	23,836	22,981	22,513	22,435	22,032
Accumulated other comprehensive loss	(304)	(299)	(294)	(266)	(253)	(252)	(238)
Total equity	23,789	23,101	22,296	21,497	21,079	21,037	20,669
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,018	$42,395	$41,630	$43,109	$42,465	$41,982	$41,443

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

OPERATING CASH FLOW
Net income (loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190		$814
Depreciation, depletion and amortization (see detail below)	1,102	1,070	1,046	1,050	4,268	942	989	995		2,926
Deferred income tax (benefit) provision	77	(1)	(238)	(355)	(517)	(108)	84	(87)		(111)
Asset impairments and other non-cash charges	(435)	5	47	575	192	98	(547)	(17)		(466)
Operating cash flow before working capital	822	935	614 (a)	998	3,369	1,049	1,033	1,081		3,163
Working capital changes	(316)	(195)	51	71	(389)	(389)	83	(4)		(310)
Other, net (b)	(367)	63	(9)	(148)	(461)	(8)	737	(7)		722
Operating cash flow from continuing operations	139	803	656	921	2,519	652	1,853	1,070		3,575

INVESTING CASH FLOW
Capital expenditures (see detail below)	(687)	(657)	(642)	(891)	(2,877)	(752)	(779)	(947)		(2,478)
Payment for purchases of assets	(24)	(10)	(48)	(1,962)	(2,044)	(19)	(358)	(683)		(1,060)
Sales of assets and equity investments, net	285	(25)	63	(21)	302	-	609	684		1,293
Changes in capital accrual	(208)	(1)	2	93	(114)	(41)	6	55		20
Other investing activities	(3)	(4)	(17)	15	(9)	(7)	(21)	(8)		(36)
Investing cash flow from continuing operations	(637)	(697)	(642)	(2,766)	(4,742)	(819)	(543)	(899)		(2,261)

FINANCING CASH FLOW
Cash dividends paid	(574)	(575)	(575)	(585)	(2,309)	(584)	(584)	(586)		(1,754)
Purchases of treasury stock	(7)	(8)	(7)	-	(22)	-	(6)	(6)		(12)
Proceeds from long-term debt	-	2,718	-	1,485	4,203	-	-	-		-
Payment of long-term debt	(700)	(2,010)	-	-	(2,710)	-	-	-		-
Other financing activities	11	18	3	4	36	12	4	9		25
Financing cash flow from continuing operations	(1,270)	143	(579)	904	(802)	(572)	(586)	(583)		(1,741)

Cash Flow From Discontinued Operations	550	326	(6)	(6)	864	-	-	-		-

Increase (decrease) in cash	(1,218)	575	(571)	(947)	(2,161)	(739)	724	(412)		(427)
Cash, cash equivalents and restricted cash (c) - beg of period	4,394	3,176	3,751	3,180	4,394	2,233	1,494	2,218		2,233
Cash, cash equivalents and restricted cash (c) - end of period	$3,176	$3,751	$3,180	$2,233	$2,233	$1,494	$2,218	$1,806		$1,806

Depreciation, Depletion and Amortization	Qtr1	Qtr2	Qtr3	Qtr4	TY	Qtr1	Qtr2	Qtr3	Qtr4	YTD
Oil & Gas
United States	$709	$701	$693	$690	$2,793	$593	$625	$629		$1,847
Latin America	42	43	33	38	156	27	32	31		90
Middle East	175	157	147	147	626	144	148	153		445
Chemical	88	81	85	86	340	86	90	86		262
Midstream and Marketing	78	78	78	79	313	81	84	86		251
Corporate	10	10	10	10	40	11	10	10		31
	$1,102	$1,070	$1,046	$1,050	$4,268	$942	$989	$995		$2,926

Capital Expenditures	Qtr1	Qtr2	Qtr3	Qtr4	TY	Qtr1	Qtr2	Qtr3	Qtr4	YTD
Oil & Gas
Permian Resources	$(221)	$(128)	$(153)	$(216)	$(718)	$(280)	$(298)	$(439)		$(1,017)
Permian EOR	(91)	(116)	(116)	(171)	(494)	(119)	(87)	(100)		(306)
Other Domestic	(2)	(4)	(2)	(4)	(12)	(1)	-	(2)		(3)
Latin America	(11)	(11)	(13)	(38)	(73)	(29)	(35)	(47)		(111)
Middle East	(183)	(163)	(141)	(150)	(637)	(148)	(135)	(143)		(426)
Exploration Drilling	(8)	(7)	(10)	(19)	(44)	(16)	(42)	(74)		(132)
Chemical	(46)	(77)	(58)	(143)	(324)	(63)	(73)	(63)		(199)
Midstream and Marketing	(82)	(90)	(93)	(93)	(358)	(65)	(89)	(68)		(222)
Corporate	(2)	(5)	(12)	(38)	(57)	(1)	(11)	(11)		(23)
GAAP external reporting	(646)	(601)	(598)	(872)	(2,717)	(722)	(770)	(947)		(2,439)
Cracker JV investment contributions	(41)	(56)	(44)	(19)	(160)	(30)	(9)	-		(39)
	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)	$(779)	$(947)		$(2,478)

Reconciliation of non-GAAP disclosures to GAAP	Qtr1	Qtr2	Qtr3	Qtr4	TY	Qtr1	Qtr2	Qtr3	Qtr4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$139	$803	$656	$921	$2,519	$652	$1,853	$1,070		$3,575
Discontinued operations	550	326	(6)	(6)	864	-	-	-		-
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(637)	(697)	(642)	(2,766)	(4,742)	(819)	(543)	(899)		(2,261)
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(77)	143	(579)	904	391	(572)	(586)	(583)		(1,741)
Increase (decrease) in cash and cash equivalents	(25)	575	(571)	(947)	(968)	(739)	724	(412)		(427)
Cash and cash equivalents - beginning of period	3,201	3,176	3,751	3,180	3,201	2,233	1,494	2,218		2,233
Cash and cash equivalents - end of period	$3,176	$3,751	$3,180	$2,233	$2,233	$1,494	$2,218	$1,806		$1,806

(a)  The third quarter of 2016 operating cash flow before working capital includes one-time charge for the termination of crude oil supply contracts of $160 million and the timing of the recognition of a portion of the 2016 NOL receivable of $86 million.

(b)   The 2016 amount represents the NOL carryback which is expected to be collected in 2017, net of the 2nd quarter 2016 collection of $302 million for the 2015 NOL. The second quarter of 2017 represents collection of $749 million for the 2016 NOL partially offset by 2017 NOL carryback which is expected to be collected in 2018.

(c)   Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2016					2017
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	128	126	121	123	124	129	138	139		135
Permian EOR	145	144	143	145	145	145	146	153		148
South Texas & Other	43	32	30	28	33	29	12	5		16
Total	316	302	294	296	302	303	296	297		299

Latin America	39	35	27	34	34	29	33	33		32

Middle East
Al Hosn	42	68	74	72	64	57	75	76		70
Dolphin	44	43	43	44	43	39	43	43		41
Oman	89	95	102	99	96	95	96	95		95
Qatar	69	66	65	62	65	61	58	56		58
Other	58	44	-	-	26	-	-	-		-
Total	302	316	284	277	294	252	272	270		264

TOTAL REPORTED PRODUCTION	657	653	605	607	630	584	601	600		595

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78	83	82		81
Permian EOR	108	107	106	109	108	111	110	115		112
South Texas & Other	5	4	3	2	4	3	2	2		3
Total	197	190	181	184	189	192	195	199		196
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23	25	26		25
Permian EOR	28	27	27	26	27	24	26	28		26
South Texas & Other	7	5	5	5	5	5	2	—		2
Total	54	52	55	53	53	52	53	54		53
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169	178	187		176
Permian EOR	51	60	62	61	59	59	58	57		58
South Texas & Other	185	135	129	126	144	124	50	17		64
Total	388	357	349	352	361	352	286	261		298

Latin America
Oil (MBBL)	38	34	26	33	33	28	32	32		31
Natural Gas (MMCF)	8	8	8	8	8	8	7	7		7

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11	14	14		13
Dolphin	7	7	7	7	7	7	7	7		7
Oman	77	76	78	77	77	73	72	71		72
Qatar	69	66	65	62	65	61	58	56		58
Other	20	6	-	-	7	-	-	-		-
Total	182	168	164	159	168	152	151	148		150
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18	24	24		22
Dolphin	9	8	8	9	8	8	8	9		8
Total	22	30	31	32	28	26	32	33		30
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167	224	229		207
Dolphin	166	167	167	165	166	146	166	163		158
Oman	71	114	142	132	115	131	142	141		138
Other	230	227	-	-	114	-	-			-
Total	588	708	531	513	585	444	532	533		503

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2016					2017
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	128	126	121	123	124	129	138	139		135
Permian EOR	145	144	143	145	145	145	146	153		148
Other Domestic	5	4	4	4	4	4	5	5		5
Total	278	274	268	272	273	278	289	297		288

Latin America	39	35	27	34	34	29	33	33		32

Middle East
Al Hosn	42	68	74	72	64	57	75	76		70
Dolphin	44	43	43	44	43	39	43	43		41
Oman	89	95	102	99	96	95	96	95		95
Qatar	69	66	65	62	65	61	58	56		58
Total	244	272	284	277	268	252	272	270		264

TOTAL ONGOING OPERATIONS	561	581	579	583	575	559	594	600		584

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78	83	82		81
Permian EOR	108	107	106	109	108	111	110	115		112
Other Domestic	2	1	1	1	1	1	2	2		2
Total	194	187	179	183	186	190	195	199		195
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23	25	26		25
Permian EOR	28	27	27	26	27	24	26	28		26
Total	47	47	50	48	48	47	51	54		51
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169	178	187		176
Permian EOR	51	60	62	61	59	59	58	57		58
Other Domestic	19	17	18	16	18	16	18	17		17
Total	222	239	238	242	235	244	254	261		251

Latin America
Oil (MBBL)	38	34	26	33	33	28	32	32		31
Natural Gas (MMCF)	8	8	8	8	8	8	7	7		7

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11	14	14		13
Dolphin	7	7	7	7	7	7	7	7		7
Oman	77	76	78	77	77	73	72	71		72
Qatar	69	66	65	62	65	61	58	56		58
Total	162	162	164	159	161	152	151	148		150
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18	24	24		22
Dolphin	9	8	8	9	8	8	8	9		8
Total	22	30	31	32	28	26	32	33		30
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167	224	229		207
Dolphin	166	167	167	165	166	146	166	163		158
Oman	71	114	142	132	115	131	142	141		138
Total	358	481	531	513	471	444	532	533		503

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2016					2017
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	278	274	268	272	273	278	289	297		288

Latin America	35	39	32	34	35	28	35	31		31

Middle East
Al Hosn	42	67	74	72	64	57	75	76		70
Dolphin	44	43	43	44	43	39	43	43		41
Oman	91	95	101	98	96	96	96	95		96
Qatar	65	70	65	63	66	60	58	58		58
Total	242	275	283	277	269	252	272	272		265

ONGOING OPERATIONS	555	588	583	583	577	558	596	600		584
Operations Sold, Exited and Exiting	96	72	26	24	55	25	7	-		11
TOTAL REPORTED SALES	651	660	609	607	632	583	603	600		595

REALIZED PRICES
United States
Oil ($/BBL)	$29.48	$41.43	$41.49	$45.70	$39.38	$48.67	$44.94	$45.04		$46.19
NGLs ($/BBL)	$9.91	$14.25	$15.21	$19.53	$14.72	$23.07	$20.47	$22.99		$22.18
Natural Gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68	$2.23	$2.15		$2.38

Latin America
Oil ($/BBL)	$27.63	$39.26	$39.66	$43.70	$37.48	$48.26	$42.60	$45.54		$45.26
Natural Gas ($/MCF)	$4.19	$3.36	$3.48	$4.16	$3.78	$4.77	$5.18	$5.22		$5.04

Middle East
Oil ($/BBL)	$29.68	$37.80	$41.84	$44.63	$38.25	$49.63	$49.51	$47.84		$48.99
NGLs ($/BBL)	$13.25	$15.21	$14.63	$16.40	$15.01	$18.64	$16.31	$17.01		$17.23

Total Worldwide
Oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04	$46.55	$46.19		$47.23
NGLs ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59	$18.90	$20.73		$20.37
Natural Gas ($/MCF)	$1.25	$1.26	$1.84	$1.88	$1.53	$2.07	$1.81	$1.77		$1.88

Index Prices
WTI Oil ($/BBL)	$33.45	$45.59	$44.94	$49.29	$43.32	$51.91	$48.29	$48.21		$49.47
Brent Oil ($/BBL)	$35.08	$46.97	$46.98	$51.13	$45.04	$54.66	$50.92	$52.18		$52.59
NYMEX Natural Gas ($/MCF)	$2.07	$1.97	$2.70	$2.95	$2.42	$3.26	$3.14	$2.95		$3.12

Percentage of Index Prices
Worldwide oil as a percentage of WTI	88%	87%	92%	91%	89%	94%	96%	96%		95%
Worldwide oil as a percentage of Brent	84%	84%	88%	88%	86%	90%	91%	89%		90%
Worldwide NGL as a percentage of WTI	32%	32%	33%	37%	34%	42%	39%	43%		41%
Worldwide NGL as a percentage of Brent	31%	31%	32%	36%	33%	39%	37%	40%		39%
Domestic gas as a percentage of NYMEX	73%	74%	85%	81%	79%	82%	71%	73%		76%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$11.67	$11.80	$12.26	$12.59	$12.07	$13.47	$13.55	$13.23		$13.42
Latin America	$8.55	$13.12	$14.93	$16.34	$13.16	$14.70	$11.73	$11.83		$12.65
Middle East	$9.02	$8.35	$8.83	$10.39	$9.12	$10.67	$10.04	$9.03		$9.89
Total Oil and Gas	$10.28	$10.21	$10.81	$11.80	$10.76	$12.33	$11.86	$11.25		$11.80

Taxes other than on income ($/BOE)
United States	$2.12	$2.41	$1.96	$2.20	$2.17	$2.07	$2.53	$2.56		$2.39
Total Oil and Gas	$1.15	$1.12	$0.97	$1.09	$1.08	$1.15	$1.27	$1.29		$1.24

DD&A expense ($/BOE)
United States	$24.63	$25.59	$25.58	$25.29	$25.27	$21.74	$23.17	$23.06		$22.65
Latin America	$12.88	$12.00	$11.13	$12.41	$12.12	$10.61	$9.91	$10.81		$10.42
Middle East	$6.42	$5.38	$5.66	$5.78	$5.81	$6.34	$6.02	$6.11		$6.15
Total Oil and Gas	$15.61	$15.00	$15.58	$15.69	$15.46	$14.55	$14.67	$14.74		$14.65

G&A and other operating expenses ($/BOE)	$2.88	$2.22	$2.95	$3.71	$2.94	$3.65	$3.60	$3.88		$3.71

Exploration Expense ($ millions)
United States	$2	$3	$3	$5	$13	$10	$5	$6		$21
Latin America	1	1	-	-	2	1	2	1		4
Middle East	6	23	6	12	47	-	1	1		2
	$9	$27	$9	$17	$62	$11	$8	$8		$27

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$(106)	$(508)	$(117)	$(49)		$2	$220	$117
Sales price	(378)	377	102	144		150	(109)	13
Sales volume	(88)	19	(50)	(4)		(59)	25	(11)
Operating expenses	59	(4)	8	(51)		11	(4)	30
DD&A rate	16	(2)	(1)	(1)		93	(1)	7
Exploration expense	4	(17)	18	(9)		7	3	1
All others	(15)	18	(9)	(28)		16	(17)	(18)
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2		$220	$117	$139

Chemical
Prior quarter core income	$116	$126	$88	$117		$152	$170	$230
Sales price	(43)	35	25	36		10	61	9
Sales volume / mix	20	21	(13)	4		43	10	(16)
Operations / manufacturing	34	(82)	7	(20)		(15)	(47)	(10)
All others	(1)	(12)	10	15		(20)	36	(13)
Current quarter core income	$126	$88	$117	$152		$170	$230	$200

Midstream and Marketing
Prior quarter core income (loss)	$(45)	$(95)	$(58)	$(20)		$(48)	$(47)	$25
Marketing	(3)	4	41	(24)		-	47	(19)
Gas plants	(17)	6	(10)	8		8	(12)	4
Pipelines	(31)	23	4	(8)		(9)	32	(8)
Power generation	3	2	6	(10)		2	1	3
All others	(2)	2	(3)	6		-	4	(1)
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)		$(47)	$25	$4

Year-over-Year
Oil & Gas
Prior year core income	$57	$324	$162	$(106)	$437	$(508)	$(117)	$(49)		$(674)
Sales price	(747)	(588)	(219)	228	(1,326)	717	281	193		1,191
Sales volume	(18)	12	(111)	(70)	(187)	(15)	(56)	(41)		(112)
Operating expenses	140	85	75	(12)	288	(52)	(57)	(15)		(124)
DD&A rate	19	27	41	(5)	82	86	88	95		269
Exploration expense	(2)	(16)	(4)	(5)	(27)	(2)	18	2		18
All others	43	39	7	(28)	61	(6)	(40)	(46)		(92)
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2	$(672)	$220	$117	$139		$476

Chemical
Prior year core income	$139	$136	$174	$116	$565	$126	$88	$117		$331
Sales price	(123)	(76)	(11)	59	(151)	126	137	109		372
Sales volume / mix	4	(22)	(24)	11	(31)	26	54	(12)		68
Operations / manufacturing	109	59	(15)	(47)	106	(101)	(90)	(32)		(223)
All others	(3)	(9)	(7)	13	(6)	(7)	41	18		52
Current quarter core income	$126	$88	$117	$152	$483	$170	$230	$200		$600

Midstream and Marketing
Prior year core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)	$(58)	$(20)		$(173)
Marketing	(93)	(148)	(14)	20	(235)	24	62	4		90
Gas plants	(2)	3	(6)	(13)	(18)	13	(5)	9		17
Pipelines	(2)	(8)	(27)	(12)	(49)	13	22	9		44
Power generation	7	10	(1)	1	17	-	(1)	(4)		(5)
All others	-	1	(3)	1	(1)	(2)	5	6		9
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)	$25	$4		$(18)